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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): December 11, 2000


GE CAPITAL COMMERCIAL MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of December 10, 2000, providing for the issuance of GE Capital Commercial Mortgage Corporation's Commercial Mortgage Pass-Through Certificates, Series 2000-1).


                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                    333-45884-01               22-3755203
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of corporation)                                     Identification Number)



                  292 Long Ridge Road
                      Stamford, CT                                06927
         (Address of principal executive offices)              (Zip Code)


                                 (203)-357-4000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         Filing of Collateral Term Sheets

         On or about December 20, 2000, the Registrant will cause the sale of approximately $638,225,454 principal amount of Commercial Mortgage Pass-Through Certificates, Series 2000-1, in several classes (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 10, 2000 among the Registrant, GE Capital Loan Services, Inc., as master servicer, Lend Lease Asset Management, L.P., as special servicer and Wells Fargo Bank Minnesota, N.A., as trustee (the "Pooling and Servicing Agreement").

         In connection with the sale of certain classes of the Certificates (collectively, the "Underwritten Certificates") pursuant to a Prospectus Supplement relating to the Underwritten Certificates, the Registrant has been advised by Chase Securities Inc. (as co-lead manager and bookrunner), Bear, Stearns & Co. Inc. (as co-lead manager), Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") that the Underwriters have, following the effective date of Registration Statement No. 333-45884, furnished to one or more prospective investors on December 7, 2000 a Collateral Term Sheet (the "Term Sheet") dated as of December 7, 2000. The term "Collateral Term Sheet" shall mean those materials which constitute "collateral term sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance to the Public Securities Association. The Term Sheet is being filed as an exhibit to this report.

         The Term Sheet has been provided by the Underwriters. The information in the Term Sheet is preliminary and will be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)    Financial Statements:    Not applicable.

  (b)    Pro Forma Financial Information: Not applicable.

  (c)    Exhibit:


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     EXHIBIT NO.                         DOCUMENT
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        99.1            Term Sheet dated as of December 7, 2000
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION

                                   By:      /s/ Daniel Vinson
                                   Name:    Daniel Vinson
                                   Title:   Authorized Signatory







Dated: December 11, 2000













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                                  EXHIBIT INDEX



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     EXHIBIT NO.                          DOCUMENT                     PAGE
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        99.1              Term Sheet dated as of December 7, 2000        5
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